UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 19, 2014
Date of Earliest Event Reported: May 16, 2014

MACY’S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                The annual meeting of the shareholders of Macy’s, Inc. (the “Company”) was held on May 16, 2014 in Cincinnati, Ohio (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted to approve the Company’s Amended and Restated 2009 Omnibus Incentive Compensation Plan (the “Amended Plan”).  A description of the terms and conditions of the Amended Plan is set forth in “Item 4 APPROVAL OF THE MACY’S, INC. AMENDED AND RESTATED 2009 OMNIBUS INCENTIVE COMPENSATION PLAN” in the Company’s 2014 Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 2, 2014, as supplemented by a Supplement to the Proxy Statement filed with the SEC on May 2, 2014 (collectively, the “Proxy Statement”) and such description is incorporated herein by reference.  The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

                The following is a summary of the matters voted on at the Annual Meeting:

(1)  Shareholders approved the election of ten directors for a one-year term expiring at the 2015 annual meeting of the Company’s shareholders, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen F. Bollenbach	290,555,813	4,915,960	3,891,099	18,951,977
Deirdre P. Connelly	293,845,903	1,673,074	3,843,895	18,951,977
Meyer Feldberg	291,012,036	6,689,761	1,661,075	18,951,977
Sara Levinson	287,419,586	8,247,109	3,696,177	18,951,977
Terry J. Lundgren	278,391,679	18,918,751	2,052,442	18,951,977
Joseph A. Neubauer	264,596,138	31,057,815	3,708,919	18,951,977
Joyce M. Roché	292,874,690	2,651,875	3,836,307	18,951,977
Paul C. Varga	293,565,314	1,939,184	3,858,374	18,951,977
Craig E. Weatherup	269,893,099	25,724,022	3,745,751	18,951,977
Marna C. Whittington	289,145,656	6,539,125	3,678,091	18,951,977

(2)  Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015, as follows:

For	Against	Abstain	Broker Non-Votes
311,292,108	5,249,562	1,773,179	N/A

(3)  Shareholders approved the advisory vote to approve named executive officer compensation, as follows:

For	Against	Abstain	Broker Non-Votes
287,555,394	7,697,452	4,110,026	18,951,977

(4)  Shareholders approved the Macy’s Amended and Restated 2009 Omnibus Incentive Compensation Plan, as follows:

For	Against	Abstain	Broker Non-Votes
282,125,111	15,276,027	1,961,734	18,951,977

MACY’S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY’S, INC.

Dated: May 19, 2014	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Executive Vice President, General Counsel and Secretary

Index to Exhibits

Index Number 10.1	Macy’s Amended and Restated 2009 Omnibus Incentive Compensation Plan.